SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

AVAYA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Mount Airy Road Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 1, 2005, Avaya Inc. (the “Company”) held its 2005 Financial Analyst Conference and held a public webcast in connection with the conference.  A copy of the presentation related to the conference is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.  These materials are also available on the Avaya investor relations website at http://investors.avaya.com/.

The Company provides adjusted operating income in the presentation as additional information to help investors better understand its financial results.  This is a non-GAAP financial measure.  This measure excludes the impact of certain items that the Company believes may affect the comparability of its historical results of operations.  The Company also provides information related to net cash in the presentation.  This financial measure is a non-GAAP financial measure.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included a comparison of such non-GAAP financial measures to the most directly comparable GAAP financial measures in the Company’s presentation attached as Exhibit 99.1 hereto.

Management believes that the presentation of adjusted operating income, excluding the effects of certain items, helps investors compare the Company’s financial results for the full fiscal year to its financial results for prior fiscal years and therefore provides investors with a more meaningful understanding of the Company’s ongoing operating performance.  In addition, the Company’s management uses this measure when reviewing the Company’s financial results.  Management believes that the presentation of net cash provides useful information to investors about the Company’s ability to satisfy its debt obligations with currently available funds.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(c)                                                                                   Exhibits.

99.1         Presentation of Avaya Inc. dated December 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: December 1, 2005	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and
Senior Vice President,
Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Presentation of Avaya Inc. dated December 1, 2005.